Exhibit 99 to Form 4

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1.   Name and Address of Reporting Person*

Whitebox Convertible Arbitrage Advisors, LLC
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    (Last)                 (First)               (Middle)
3033 Excelsior Boulevard, Suite 300
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                           (Street)
Minneapolis                MN                    55416
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    (City)                 (State)               (Zip)
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1.   Name and Address of Reporting Person*

Whitebox Convertible Arbitrage Partners, LP
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    (Last)                 (First)               (Middle)
3033 Excelsior Boulevard, Suite 300
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                           (Street)
Minneapolis                MN                    55416
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(City)                     (State)               (Zip)
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1.  Name and Address of Reporting Person*

Whitebox Convertible Arbitrage Fund, L.P.
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    (Last)                 (First)               (Middle)
3033 Excelsior Boulevard, Suite 300
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                           (Street)
Minneapolis                MN                    55416
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    (City)                 (State)               (Zip)
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-----------------------------------------------------------
1.   Name and Address of Reporting Person*

Whitebox Convertible Arbitrage Fund, Ltd.
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    (Last)                 (First)               (Middle)
3033 Excelsior Boulevard, Suite 300
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                           (Street)
Minneapolis                MN                    55416
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    (City)                 (State)               (Zip)
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1.  Name and Address of Reporting Person*

Whitebox Hedged High Yield Advisors, LLC
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    (Last)                 (First)               (Middle)
3033 Excelsior Boulevard, Suite 300
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                           (Street)
Minneapolis                MN                    55416
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    (City)                 (State)               (Zip)
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-----------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Hedged High Yield Partners, LP
-----------------------------------------------------------
    (Last)                 (First)               (Middle)
3033 Excelsior Boulevard, Suite 300
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                           (Street)
Minneapolis                MN                    55416
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    (City)                 (State)               (Zip)
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-----------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Hedged High Yield Fund, L.P.
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    (Last)                 (First)               (Middle)
3033 Excelsior Boulevard, Suite 300
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                           (Street)
Minneapolis                MN                    55416
-----------------------------------------------------------
    (City)                 (State)               (Zip)
-----------------------------------------------------------

-----------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Hedged High Yield Fund, Ltd.
-----------------------------------------------------------
    (Last)                 (First)               (Middle)
3033 Excelsior Boulevard, Suite 300
-----------------------------------------------------------
                           (Street)
Minneapolis                MN                    55416
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    (City)                 (State)               (Zip)
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